THE HAVEN FUND
ANNUAL REPORT
OCTOBER 31, 1995

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser

FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL 1-800-850-7163


LETTER TO INVESTORS
December 1995
Dear Shareholder,

For the fiscal year ended October 31, the net asset value ("NAV") per share of The Haven Fund increased 13.7% with all of the increase occurring in 1995. The Standard & Poor's 500 Stock Index increased 26.4% for the same 12-month period. The Lipper Growth Fund Index increased 24.0% during this period. Our performance for this reporting period was affected severely by timing in that we underperformed in August and September. The performance numbers of the Fund for various periods as regularly reported in the financial press are, we feel, a better overall guide than what the performance was at any particular date.

GROWTH OF A $10,000 INVESTMENT
------------------------------
DATE           S&P 500      LIPPER GROWTH FUND INDEX      THE HAVEN FUND
----           -------      ------------------------      --------------
 6/22/94       $10,000              $10,000                  $10,000
10/31/94        10,523               10,544                   10,650
 1/31/95        10,557               10,268                   10,206
 4/30/95        11,624               11,281                   11,174
 7/31/95        12,810               12,780                   12,259
10/31/95        13,271               13,121                   12,104

This chart assumes an initial gross investment of $10,000 made on 6/22/94 (inception). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.


                                 Total Returns
                       FOR PERIODS ENDED OCTOBER 31, 1995
                       ----------------------------------
                                                      Annualized
                                 One                     Since
                                 Year                Inception<F1>
                                 ----                -------------
The Haven Fund                  13.7%                    15.1%

S&P 500 Stock Index             26.4%                    23.4%

Lipper Growth
Fund Index                      24.0%                    22.1%

<F1>June 22, 1994

The S&P 500 is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Growth Fund Index is an unmanaged index comprised of the largest 30 of the 112 funds in the Lipper Growth Fund category. Funds included in the category are, by definition, those which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

A direct investment in either the S&P 500 or the Lipper Growth Fund Index is not possible.

The U.S. stock market has had an extraordinarily strong performance over the first 10 months of 1995, unequaled (in local currency terms) among developed countries. In dollar terms, only Switzerland and Sweden outperformed the U.S. Our foreign holdings benefited from the weak dollar but otherwise mostly marked time. The market strength in the U.S. broadened during the period, with the secondary measures outperforming the larger capitalized indices. The Nasdaq index, dominated by a handful of large technology issues, was the best performer, being up 37.8%. Technology (electronic and medical) and airlines have been the strongest sectors so far this year and alone accounted for about 25% of the performance of the Standard & Poor's 500. We do not generally own major positions in technology and airlines, as they very seldom meet our criteria of either valuation (the former) or business attraction (the latter). With a composite technology index gaining 55% and an airline index 80% for the ten months, both as tracked by The Leuthold Group, these represent a very fast-moving target to catch. Technology does include many attractive businesses. However, expectations and hence valuations have become very high. A comparison prepared by The Leuthold Group of current valuations with those of other periods when technology issues peaked (1983, 1972, 1969, 1962) supports this view.

Very little has happened over the past few months to change our view of the underlying economic fundamentals. The domestic economy is slowing its pace of growth, foreign economics are also slowing, inflation worldwide shows no sign of resurgence and interest rates are flat to lower in direction. The U.S. consumer has begun to restrain his/her spending except for a few durable items such as computers and home furnishings. Capital spending and exports have been the sources of the modest growth we have had. We are inclined to plan on continued, modest growth but with a view that a decline in economic activity will take place at some point next year.

We believe that the three principal supports for the U.S. equity market have been earnings, interest rates and liquidity, especially the last.

Earnings in 1995 for companies included in the S&P 500 will be more than 50% higher than two years ago, clearly an extraordinary performance. Interestingly, this performance did not produce positive results in 1994. However the peak rates of change have passed, and growth has begun to slow during the second half. We think it likely that negative earnings comparisons will be common either in the final quarter of 1995 or the beginning of 1996. We do not believe investor expectations have yet adjusted to this probability. Some third quarter reports have already proved a shortfall from expectations. The incidents of disappointment will probably increase, with risk both to individual issues and the market.

Interest rates have declined about 150 basis points during the year and been a boost to valuations. This, of course, contrasts sharply with 1994. Both Federal Reserve policy and a decline in inflationary expectations have been positive influences. While we expect long-term interest rates to be flat to down modestly from here, the most significant positive impact from this source is probably behind us.

The liquidity portion of the equation is the most difficult to predict. The flow of assets into equity mutual funds has been much discussed by the media. It is enormous, dwarfs all other sources of demand for stocks and its magnitude was generally unexpected. Eighty percent of equity-fund moneys have come in during the five years since the market lows of 1990. Nearly 300 companies now have more than 80% of their shares held by institutions (up from 35 in 1990). With technology concentration high in many funds, this set of facts could potentially be a large problem in the event fund shareholders begin to redeem fund shares.

When we combine the current status of the three supports for stocks with the fact that the overall stock market valuation is high (based on the historical record), our conclusion is to be cautious. Our portfolios are composed of individual issues, however, and we are still finding stocks and convertible bonds that are reasonably priced, partly because of the rotation that is occurring in the overall market. Just as technology is now everyone's silk purse, other groups are sow's ears. We prefer, and always have, to buy stocks we think are good value, which often mean those out-of-fashion. We use our cash reserves to add investment positions as our disciplines uncover good values.

/s/ Colin C. Ferenbach

Colin C. Ferenbach
President



STATEMENT OF NET ASSETS

October 31, 1995

Number
of Shares                                                     Value
--------                                                      -----
            COMMON STOCKS 79.53%

            Banks 7.37%
  25,000    First Union Corp.                               $1,240,625
  20,000    First Virginia Banks, Inc.                         817,500
  25,000    Firstar Corp.                                      884,375
  15,000    Morgan (J.P.) & Co., Inc.                        1,156,875
                                                             ---------
                                                             4,099,375
                                                             ---------


            Capital Goods 1.92%
  60,000    Detroit Diesel Corp. <F2>                        1,065,000
                                                             ---------


            Chemicals 1.68%
  15,000    DuPont (E.I.) De Nemours & Co.                     935,625
                                                             ---------


            Consumer Non-Durables 6.19%
  20,000    Colgate Palmolive Co.                            1,385,000
  20,000    Int'l. Flavors & Fragrances, Inc.                  965,000
  15,000    Kimberly-Clark Corp.                             1,089,375
                                                             ---------
                                                             3,439,375
                                                             ---------


            Drug & Hospital Supplies 13.61%
  50,000    Guidant Corp.                                    1,600,000
  50,000    Haemonetics Corp. <F2>                             943,750
  15,000    Johnson & Johnson                                1,222,500
  25,000    Schering-Plough Corp.                            1,340,625
  25,000    Stryker Corp.                                    1,128,125
  25,000    United Healthcare Corp.                          1,328,125
                                                             ---------
                                                             7,563,125
                                                             ---------


            Electrical Equipment 2.25%
  20,000    Grainger (W.W.), Inc.                            1,250,000
                                                             ---------

            Electronics 1.67%
  10,000    Hewlett Packard Co.                                926,250
                                                             ---------



            Furnishings & Appliances 2.86%
  60,000    Juno Lighting, Inc.                                870,000
  30,000    Legget & Platt, Inc.                               720,000
                                                             ---------
                                                             1,590,000
                                                             ---------


            Insurance 1.27%
  20,000    Mid Ocean Limited - (BER)                          707,500
                                                             ---------


            Lodging & Catering 2.73%
  50,000    Brinker International, Inc. <F2>                   606,250
  30,000    Sysco Corp.                                        911,250
                                                             ---------
                                                             1,517,500
                                                             ---------


            Miscellaneous Industrials 6.00%
  25,000    Avery Dennison Corp.                             1,118,750
  20,000    Minnesota Mining & Manufacturing Co.             1,137,500
  40,000    Praxair, Inc.                                    1,080,000
                                                             ---------
                                                             3,336,250
                                                             ---------


            Natural Gas 0.73%
  45,000    NGC Corp.                                          405,000
                                                            ----------


            Oil - Domestic 3.62%
  50,000    Enron Oil & Gas Co.                              1,000,000
  60,000    United Meridian Corp. <F2>                       1,012,500
                                                             ---------
                                                             2,012,500
                                                             ---------


            Oil - International 5.30%
  20,000    Canadian Occidental Petroleum - (CAN)              585,000
  10,000    Mobil Corp.                                      1,007,500
  11,000    Royal Dutch Petroleum Co. - (NETH)               1,351,625
                                                             ---------
                                                             2,944,125
                                                             ---------


            Oil Well Equipment & Services 3.25%
  40,000    Coflexip - Sponsored ADR                           560,000
  20,000    Schlumberger Ltd. - (NETH ANT)                   1,245,000
                                                             ---------
                                                             1,805,000
                                                             ---------


            Paper 2.40%
  30,000    Viking Office Products, Inc. <F2>                1,335,000
                                                             ---------


            Publishing & Broadcasting 4.52%
  40,000    American Greetings Corp., Class A                1,260,000
  20,000    Eastman Kodak Co.                                1,252,500
                                                             ---------
                                                             2,512,500
                                                             ---------


            Real Estate Investment Trusts 1.81%
  50,000    General Growth Properties, Inc.                  1,006,250
                                                             ---------


            Retailing 10.35%
  30,000    Circuit City Stores, Inc.                        1,001,250
  60,000    Heilig Meyers Co.                                1,102,500
  45,000    Lowe's Cos., Inc.                                1,215,000
  50,000    Sports Authority (The), Inc. <F2>                1,087,500
  65,000    Stop & Shop Cos., Inc. <F2>                      1,348,750
                                                             ---------
                                                             5,755,000
                                                             ---------


            Total Common Stocks
            (cost $34,477,927)                              44,205,375
                                                            ----------


  Par
 (000)
 -----


            Convertible Bonds 10.16%
 5,140 <F3> AXA, 6.00% - (FR), 01/01/01                      1,272,820
   900      Credit Suisse Holding Finance,
            4.88% - (SW), 11/19/02                           1,414,688
 1,000      Cross Timbers Oil Co., 5.25%, 11/01/03             856,250
   500      J. Sainsbury, 8.50% - (GB), 11/19/05               979,017
 4,650 <F3> Sanofi, 4.0% - (FR), 01/01/00                    1,121,811
                                                             ---------
<F3>Nominal par


            Total Convertible Bonds
            (cost $5,130,672)                              $ 5,644,586
                                                           -----------


            Agency Obligation 5.39%
 3,000      Federal National Mortgage
              Association, 5.62%, 11/15/95                   2,993,443
                                                             ---------
              (cost $2,993,443)

            Commercial Paper 3.24%
 1,800      Ford Motor Credit Co., 5.75%, 11/03/95           1,799,425
                                                             ---------

            (cost $ 1,799,425)

            Total Investments 98.32%
            (cost $44,401,467 <F4>)                        $54,642,829
                             -----                         -----------


   Other Assets in Excess of Liabilities 1.68%                 935,789
                                                           -----------


   Net Assets applicable to 4,761,489 Shares of Common
   Stock issued and outstanding 100.00%                    $55,578,618
                                                           ===========

   Net Assets Value, offering and redemption price
   per share ($55,578,618/4,761,489)                            $11.67
                                                                ======

   The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross appreciation        $11,247,152
      Gross depreciation        (1,005,790)
                                -----------
      Net appreciation          $10,241,362
                                ===========

<F2>Non-income producing securities.
<F4>Also cost for federal income tax purposes.

                       See Notes to Financial Statements.

  Country Abbreviations
  (BER) - Bermuda              (NETH)    - Netherland
  (CAN) - Canada               (NETH ANT)- Netherland Antilles
  (FR)  - France               (SW)      - Switzerland
  (GB)  - Great Britain



STATEMENT OF OPERATIONS
For the Year ended October 31, 1995

Investment Income:
Dividends                                                       $   771,448
Interest                                                            545,152
                                                                  ---------

    Total Investment Income                                       1,316,600
                                                                  ---------


Operating Expenses:
Investment advisory fees                                            297,723
Professional fees                                                   105,730
Administration and accounting fees                                   99,996
Distribution fees                                                    48,931
Amortization of organizational costs                                 47,904
Transfer agent fees                                                  44,276
Blue sky fees                                                        43,742
Custodian fees                                                       28,840
Trustees' fees and expenses                                          27,595
Insurance fees                                                       17,367
Registration fees                                                    14,687
Miscellaneous expenses                                                7,606
                                                                   --------

   Total Operating Expenses Before Waivers                          784,397
Fee Waivers                                                        (28,751)
                                                                   --------
   Total Operating Expenses                                         755,646
                                                                   --------


Net Investment Income                                               560,954
                                                                   --------


Net realized gain from:
   Investments                                                    3,309,169
   Foreign currency transactions                                     84,574
Net increase (decrease) in unrealized
appreciation (depreciation) on:
   Investments                                                    2,628,826
   Translation of assets and liabilities in foreign currency       (36,020)
                                                                 ----------

Net realized and unrealized gain (loss) from
   investments and foreign currency                               5,986,549
                                                                 ----------

Net increase in net assets resulting from operations             $6,547,503
                                                                 ==========

                    See Notes to Financial Statements.



STATEMENT OF CHANGES IN NET ASSETS
                                                      Year          Period
                                                     Ended          Ended
                                                  October 31,    October 31,
                                                      1995         1994<F5>
                                                      ----         --------
Increase in Net Assets from Operations:
Net investment income                            $    560,954    $   172,203
Net realized gain on investments and foreign
  currency transactions                             3,393,743        953,748
Net change in unrealized appreciation
  on investments and translation of other
  assets and liabilities
  denominated in foreign currencies                 2,592,806      1,617,006
                                                    ---------      ---------

     Net increase in net assets from operations     6,547,503      2,742,957
                                                    ---------      ---------


Dividends Paid to Shareholders:
From net investment income                          (685,149)              -
From net realized gains                             (961,624)              -
                                                  -----------      ---------

     Total dividends paid to shareholders         (1,646,773)              -
                                                  -----------      ---------


Share Transactions:
Proceeds from shares issued in the exchange                 -     41,141,033
Proceeds from shares sold                           4,563,571      1,741,865
Value of shares issued in reinvestment
  of dividends                                      1,438,749              -
Cost of shares redeemed                             (656,287)      (294,000)
                                                  -----------     ----------

     Increase in net assets from
     share transactions                             5,346,033     42,588,898
                                                  -----------     ----------


     Total increase in net assets                  10,246,763     45,331,855
                                                  -----------     ----------


Net Assets:
Beginning of period                                45,331,855              -
                                                  -----------    -----------

End of period                                     $55,578,618    $45,331,855
                                                 ============    ===========

<F5>The Haven Fund commenced operations on June 23, 1994.

                       See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                       Year         Period
                                                      Ended         Ended
(For a Share Outstanding                           October 31,    October 31,
Throughout the Period)                                 1995        1994<F6>
----------------------                               -------        --------

Net Asset Value, Beginning of Period                 $  10.65       $  10.00
                                                     --------       --------


Increase from Investment Operations:
Net investment income                                    0.12           0.04
Net realized and unrealized gains on investments
  and foreign currency transactions                      1.28           0.61
                                                     --------        -------

  Total from investment operations                       1.40           0.65

Less Dividends Paid to Shareholders:
  From net investment income                           (0.15)              -
  From net realized gains                              (0.23)              -
                                                     --------        -------

  Total distributions to shareholders                  (0.38)              -
                                                     --------        -------


Net Asset Value, End of Period                        $ 11.67        $ 10.65
                                                      =======        =======

Total return                                           13.65%          6.50%

Supplemental Data and Ratios:
Net assets, end of period (in 000s)                   $55,579        $45,332
Ratios of expenses to average net assets            1.53%<F7>     1.20%<F7><F8>
Ratios of net investment income to
   average net assets                               1.14%<F7>     1.10%<F7><F8>
Portfolio turnover rate                                   77%            27%
                                                      =======        =======

<F6>The Haven Fund commenced operations on June 23, 1994.
<F7>Without fee waivers, the ratio of operating expenses to average daily net assets would have been 1.59% and 1.43% (annualized) for the periods ended October 31, 1995 and 1994, respectively, and the ratio of net investment income to average daily net assets would have been 1.08% and 0.87% (annualized) for the periods ended October 31, 1995 and 1994, respectively.
<F8>Annualized.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Organization and Business

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

2. Significant Accounting Policies

a) Portfolio Valuation: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Board of Trustees.

b) Foreign Currency Transactions: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions.

c) Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes. Dividend income and distributions paid to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

d) Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts and certain securities sold at a loss or gain.

e) Federal Taxes: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out all its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

f) Organization Costs: Costs incurred in connection with the Fund's organization and registration are amortized on a straight-line basis over the period of benefit, not to exceed 60 months.

3. Financial Instruments

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1995, the Fund had the following forward currency contract outstanding:

                             Contract    Cost on     U.S. $
                              Amount   Origination   Current     Unrealized
                              (000)        Date       Value     Appreciation
                              -----        ----       -----     ------------
French Francs, sale
settling 12/15/95             5,500     1,090,003   1,125,838    (35,835)

4. Fees and Related Party Transactions

a) Investment Advisory Fees: Under an agreement between the Trust and Haven Capital Management, Inc. (the "Adviser"), serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

Fees were paid to the Trustees and/or Officers of the Fund for the year ended October 31, 1995, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

b) Distribution Fees: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

Pursuant to the Distribution Agreement, as compensation for its distribution services, the Fund pays Sunstone Financial Group, Inc. payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses). Sunstone Financial Group, Inc. became distributor on August 1, 1995.

c) Administrator and Transfer Agent Fees: As compensation for its administrative and accounting services, the Fund pays PFPC a fee at the annual rate of 0.10% of the Fund's average daily net assets, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). PFPC voluntarily waived approximately 17% of its fee for the year ended October 31, 1995. The waiver amounted to $17,201. As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses). PFPC voluntarily waived approximately 19% of its fee for the year ended October 31, 1995. The waiver amounted to $8,400.

d) Custodian Fees: PNC Bank and Chase Manhattan Bank, N.A., serve as custodians for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PNC Bank a minimum fee of $1,500 (exclusive of out-of-pocket expenses). PNC Bank has voluntarily waived approximately 11% of its fee for the year ended October 31, 1995. The waiver amounted to $3,150.

5.Capital Stock

The Fund is authorized to issue an unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the year ended October 31, 1995 and the period ended October 31, 1994 were as follows:

                                                  1995              1994
                                                  ----              ----
Sale of shares                                   424,112            170,906
Shares issued in the exchange                          -          4,114,103
Shares issued to shareholders in
  reinvestment of dividends                      141,966                  -
Shares repurchased                              (60,964)           (28,634)
                                               ---------          ---------

Net increase                                     505,114          4,256,375
Shares outstanding:
  Beginning of period                          4,256,375                  -
                                               ---------          ---------

  End of period                                4,761,489          4,256,375
                                               =========          =========

6. Components of Net Assets

At October 31, 1995, net assets consisted of the following:

Capital paid-in                                                 $41,938,113
Accumulated net realized gains on investments and
  foreign currency transactions                                   3,393,743
Undistributed net investment income                                  40,132
Net unrealized appreciation of investments                       10,241,362
Net unrealized appreciation on foreign
  forward currency contracts and foreign
  currency transactions                                            (34,732)
                                                                -----------

                                                                $55,578,618
                                                                ===========

7. Purchases and Sales of Securities

During the year ended October 31, 1995, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $36,995,524 and $35,381,873, respectively.

8. The Exchange

As of the close of business on June 22, 1994, HCM Partners, L.P. exchanged substantially all of its assets for shares of the Fund (the "Exchange"). The Exchange was accomplished by a tax-free exchange of assets with a value of $41,141,033, of which $5,996,818 was unrealized appreciation on investment securities for 4,114,103 shares of the Fund at $10.00 per share.



REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and
Board of Directors of
The Haven Capital Management Trust:

We have audited the accompanying statement of net assets of The Haven Capital Management Trust (comprised of The Haven Fund) as of October 31, 1995, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Haven Capital Management Trust as of October 31, 1995, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 30, 1995